As Filed with the Securities and Exchange Commission on July 30, 2002

                                                      Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                               ------------------

                                EATON CORPORATION
               (Exact name of issuer as specified in its charter)

                Ohio                              34-0196300
    ------------------------------    ----------------------------------
       (State of Incorporation)        (IRS Employer Identification No.)

                       Eaton Center, Cleveland, Ohio 44114
                    (Address of principal executive offices)

                               ------------------

             EATON CORPORATION INCENTIVE COMPENSATION DEFERRAL PLAN

                              (Full Title of Plan)

                               ------------------

                            E. R. Franklin, Secretary
                       Eaton Center, Cleveland, Ohio 44114
                     (Name and address of agent for service)

                     Telephone number, including area code,
                      of agent for service: (216) 523-4103

                               ------------------


                         CALCULATION OF REGISTRATION FEE

==================================================================================================
                                              Proposed        Proposed
Title of                                      Maximum         Maximum
Securities               Amount               Offering        Aggregate               Amount of
to be                    to be                Price           Offering               Registration
Registered               Registered           Per Share       Price(1)                    Fee

--------------------------------------------------------------------------------------------------
Common Shares
with a par value
of $.50 each             100,000              N/A           $6,695,000.00             $615.94

==================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457, (based on a closing price of $66.95 per share on July 26, 2002)

Pursuant to Instruction E to Form S-8, the information contained in registration Statement No. 333-22597 is hereby incorporated by reference into this Registration Statement, except as set forth below under Item 8.

Item 8. Exhibits

        See List of Exhibits at page 3.

                                   SIGNATURES

        THE REGISTRANT -- Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 30th day of July, 2002.

                                       EATON CORPORATION



                                       By  /s/ J. R. Horst
                                           -------------------
                                           J. R. Horst
                                           Vice President
                                           and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


            Name                                 Title                       Date
            ----                                 -----                       ----

          *                         Chairman and Chief Executive           July 30, 2002
-------------------------           Officer; Principal Executive
   Alexander M. Cutler              Officer; Director


          *                         Executive Vice President - Chief
-------------------------           Financial and Planning Officer;
   Richard H. Fearon                Principal Financial Officer


          *                              Vice President and Controller;
-----------------------                  Principal Accounting Officer
   Billie K. Rawot

          *                              Director
-----------------------
   Michael J. Critelli

          *                              Director
-----------------------
   Ernie Green

          *                              Director
-----------------------
   Deborah L. McCoy

          *                              Director
-----------------------
   John R. Miller

          *                              Director
-----------------------
   Furman C. Moseley

          *                              Director
-----------------------
   Victor A. Pelson

          *                              Director
-----------------------
   Gary L. Tooker




*By        /s/ DAVID M. O'LOUGHLIN
    ---------------------------------------
     David M. O'Loughlin, Attorney-in-Fact
     for the Officers and Directors
     signing in the capacities indicated

                                  EXHIBIT INDEX

Exhibit
Number
------

23             Consent of Ernst & Young LLP.

24             Power of Attorney.